CONSENT AND AMENDMENT NO. 2

TO

LOAN AGREEMENT

THIS CONSENT AND AMENDMENT NO. 2 TO LOAN AGREEMENT (this "Amendment") is entered into as of , 2012, by and among SQUARETWO FINANCIAL CORPORATION, a Delaware corporation (in its individual capacity, "US Borrower"), and as borrowing agent (in such capacity, "Borrowing Agent"), PREFERRED CREDIT RESOURCES LIMITED, an Ontario corporation ("Canadian Borrower") (US Borrower and Canadian Borrower are sometimes collectively referred to herein as "Borrowers" and individually as a "Borrower"), the other persons designated as "Loan Parties", certain of the Lenders party to the Loan Agreement (as defined below), and ALLY COMMERCIAL FINANCE LLC (formerly known as GMAC Commercial Finance LLC), a Delaware limited liability company (in its individual capacity, "Ally"), as administrative and collateral agent (in such capacity, "Agent").

BACKGROUND

WHEREAS, Borrowers, Agent and Lenders are parties to a Loan Agreement dated as of April 7, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations;

WHEREAS, Borrowing Agent has requested that Agent and Requisite Lenders consent to the Airplane Transaction (as defined below) and make certain amendments to the Loan Agreement in connection with the Airplane Transaction; and

WHEREAS, Agent and the Lenders party hereto are willing to consent to the Airplane
Transaction and amend the Loan Agreement on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2. Consent. Subject to satisfaction of the conditions precedent set forth in Section 4 below, Agent and each Lender party hereto consents to (i) the sale by Collect Air of its aircraft pursuant to the Aircraft Purchase and Sale Agreement dated May 14, 2012 (the "2012 Aircraft Sale Agreement") between Bleeker Holdings LLC and Collect Air; (ii) the acquisition and lease of a new aircraft by Collect Air pursuant to the Aircraft Purchase Agreement (MSN 134) dated as of May 14, 2012 (the "2012 Aircraft Purchase Agreement") between Bleeker Holdings, LLC and Collect Air and the Aircraft Lease (SIN 134) dated 2012, as in effect on the Amendment No. 2 Effective Date (the "Huntington Lease") between The Huntington National Bank and Collect Air; (iii) US Borrower's unsecured guaranty of Collect Air's obligations under the Huntington Lease pursuant to the Commercial Guaranty dated , 2012, as in effect on the Amendment No.2 Effective Date (the "2012 US Borrower Guaranty") by US Borrower in favor of The Huntington National Bank; (iv) the payment by US Borrower of the security deposit required by the Huntington Lease, provided that the aggregate amount of such deposit shall not exceed $760,000; provided further that to the extent all or any portion of such security deposit is returned to Collect Air, Collect Air shall forward such returned amount in immediately available funds to US Borrower ; and (v) any capital contribution by any Loan Party or its Subsidiaries to Collect Air necessary to complete the foregoing, provided that the aggregate amount of such capital contributions shall not exceed (i) $1,100,000 in any 12-month period, plus (ii) $500,000 to cover broker and other fees (the foregoing items (i) through (iv), collectively, the "Airplane Transaction").

3.     Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

(a)    Section 1.1 of the Loan Agreement is hereby amended by adding the following defined terms in their correct alphabetical order:

"2012 Aircraft Sale Agreement" means that certain Aircraft Purchase and Sale Agreement dated as of May 14, 2012, between Bleeker Holdings LLC and Collect Air.

"Amendment No. 2" means Consent and Amendment No. 2 to Loan Agreement, dated as of , 2012, by and among Borrowing Agent on behalf of Borrowers, Agent and Requisite Lenders, and acknowledged and agreed to by Guarantors.

"Amendment No. 2 Effective Date" means the date that each of the conditions of effectiveness to Amendment No. 2 have been satisfied.

(b)    Clause (h) of Section 7.3(A) of the Loan Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

(h) the sale of Collect Air's airplane pursuant to the 2012 Aircraft Sale
Agreement;

(c)    Section 7.4(q) of the Loan Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

(q) Loan Parties or their Subsidiaries may make capital contributions to Collect Air to cover (i) ordinary course operating, maintenance and related costs relating to Collect Air's aircraft and (ii) costs related to Collect Air's acquisition or lease of a replacement aircraft; provided, however, that the aggregate amount of capital contributions made under clause (ii) above shall not exceed (a) $1,100,000 in any 12-month period, plus (b) $500,000 to cover broker and other fees.

(d) Section 7.5(c) of the Loan Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

(c)     those described in Schedule 7.5;

(e) Clause (I) of Section 7.9 of the Loan Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

(I)     any    intercompany    Indebtedness    or     Contingent    Obligation permitted pursuant to subsection 7.1 or subsection 7.5;

(f) Clause C. to Rider B to the Loan Agreement is hereby amended by deleting such clause C. and substituting therefor the following:

C.	Maximum Lease Obligations. Holdings and its Subsidiaries on a c

onsolidated basis shall not incur aggregate rent expenses under operating leases of more than $3,000,000 in any Fiscal Year (excluding the operating lease obligations of Collect Air and US Borrower under the Huntington Lease (as such term is defined in Amendment No.2)).

(g) Schedule 7.1 to the Loan Agreement is hereby amended and updated by adding the disclosure set forth in Supplement Schedule 7.1 attached hereto.

(h) Schedule 7.5 to the Loan Agreement is hereby amended and updated by adding the disclosure set forth in Supplement Schedule 7.5 attached hereto.

4. Conditions of Effectiveness. This Amendment shall become effective on the date that Agent shall have received (i) eight (8) copies of this Amendment executed by Borrowing Agent, Agent and Requisite Lenders and consented and agreed to by Borrowers and Guarantors and (ii) true and correct copies of the 2012 Aircraft Sale Agreement, 2012 Aircraft Purchase Agreement, 2012 US Borrower Guaranty and Huntington Lease, each of the foregoing in form and substance reasonably acceptable to Agent.

5. Representations and Warranties. Each Loan Party hereby represents and warrants as follows:

(a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Loan Party and are enforceable against each Loan Party in accordance with their respective terms.

(b) Upon the effectiveness of this Amendment, each Loan Party hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

(c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

(d)     No Loan Party has any defense, counterclaim or offset with respect to the Loan Agreement.

6.     Effect on the Loan Agreement.

(a) Upon the effectiveness of Section 3 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

(b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) Except for the consent to the Airplane Transaction, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

7. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts: Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.
Borrowing Agent:

SQUARETWO FINANCIAL CORPORATION, as Borrowing Agent

By:____________________________________
Name:_________________________________
Title:__________________________________

Agent:

ALLY COMMERCIAL FINANCE LLC (formerly known as GMAC Commercial Finance LLC), as Agent

By:____________________________________
Name:_________________________________
Title:__________________________________

Requisite Lenders:

ALLY COMMERCIAL FINANCE LLC (formerly known as GMAC Commercial Finance LLC), as a Lender

By:____________________________________
Name:_________________________________
Title:__________________________________

BANK OF AMERICA, N.A., as a Lender

By:____________________________________
Name:_________________________________
Title:__________________________________

BANK OF MONTREAL, as a Lender

By:____________________________________
Name:_________________________________
Title:__________________________________

ING CAPITAL LLC, as a Lender

By:____________________________________
Name:_________________________________
Title:__________________________________

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:____________________________________
Name:_________________________________
Title:__________________________________

FIFTH THIRD BANK, as a Lender

By:____________________________________
Name:_________________________________
Title:__________________________________

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:____________________________________
Name:_________________________________
Title:__________________________________

By:____________________________________
Name:_________________________________
Title:__________________________________

Acknowledged, agreed and consented to by:

SQUARETWO FINANCIAL CORPORATION,
as US Borrower and as a US Guarantor

By:____________________________________
Name:_________________________________
Title:__________________________________

CACH, LLC
CACH OF NJ, LLC
COLLECT AMERICA OF CANADA LLC
CACV OF COLORADO, LLC
CACV OF NEW JERSEY, LLC
HEALTHCARE FUNDING SOLUTIONS, LLC
ORSA, LLC
CANDEO, LLC
AUTUS, LLC, each as a US Guarantor

By:____________________________________
Name:_________________________________
Title:__________________________________

REFINANCE AMERICA, LTD., as a US Guarantor

By:____________________________________
Name:_________________________________
Title:__________________________________

METROPOLITAN LEGAL ADMINISTRATION SERVICES INC.,
as a Canadian Guarantor

By:____________________________________
Name:_________________________________
Title:__________________________________
PREFERRED CREDIT RESOURCES LIMITED,
as Canadian Borrower and as a Canadian Guarantor

By:____________________________________
Name:_________________________________
Title:__________________________________

CA HOLDING, INC., as a US Guarantor

By:____________________________________
Name:_________________________________
Title:__________________________________

CCL FINANCIAL INC., as a Canadian Guarantor

By:____________________________________
Name:_________________________________
Title:__________________________________

SQUARE TWO FINANCIAL CANADA CORPORATION,
as a Canadian Guarantor

By:____________________________________
Name:_________________________________
Title:__________________________________

SQUARETWO FINANCIAL COMMERCIAL FUNDING
CORPORATION, as a US Guarantor

By:____________________________________
Name:_________________________________
Title:__________________________________

Supplement Schedule 7.1 - 1

INDEBTEDNESS

19. Aircraft Lease (SIN 134) dated , 2012 between Huntington Equipment Finance, Collect Air and US Borrower (the "Huntington Lease"), as in effect on the Amendment No. 2 Effective Date.

20. The Commercial Guaranty dated , 2012 by US Borrower in favor of The
Huntington National Bank, as in effect on the Amendment No. 2 Effective Date.

Supplement Schedule 7.5- 1

CONTINGENT OBLIGATIONS

5. US Borrower's guaranty of Collect Air's obligations under the Huntington Lease pursuant to the Commercial Guaranty dated , 2012 by US Borrower in favor of The Huntington National Bank, as in effect on the Amendment No. 2 Effective Date.